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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ________________________

                                    FORM 8-K
                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934

                            ________________________

             DATE OF THE EARLIEST EVENT REPORTED: NOVEMBER 5, 1996

                        NATIONAL PROPANE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
              DELAWARE                              1-11867                              42-1453040
  (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NO.)                    (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                                                   IDENTIFICATION NO.)

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                  SUITE 1700, IES TOWER, 200 1ST STREET, S.E.
                         CEDAR RAPIDS, IOWA 52401-1409
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (319) 365-1550
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

     Filed herewith are certain agreements and documents entered into by or otherwise relating to the Registrant and its subsidiaries.

     (c) Exhibits

       10.1 Consent, waiver and amendment dated November 5, 1996 with respect to (1) the Credit Agreement dated as of June 26, 1996 among National Propane, L.P., The First National Bank of Boston, as administrative agent and a lender, Bank of America NT & SA, as a lender, and BA Securities, Inc., as syndication agent and (2) the Note Purchase Agreement, dated as of June 26, 1996, among National Propane, L.P. and each of the Purchasers listed in Schedule A thereto relating to $125 million aggregate principal amount of 8.54% First Mortgage Notes due June 30, 2010.

       10.2 Second consent, waiver and amendment dated January 14, 1997 with respect to (1) the Credit Agreement dated as of June 26, 1996 among National Propane, L.P., The First National Bank of Boston, as administrative agent and a lender, Bank of America NT & SA, as a lender, and BA Securities, Inc., as syndication agent and (2) the Note Purchase Agreement, dated as of June 26, 1996, among National Propane, L.P. and each of the Purchasers listed in Schedule A thereto relating to $125 million aggregate principal amount of 8.54% First Mortgage Notes due June 30, 2010.

       10.3 First Amendment dated as of March 27, 1997 to the Credit Agreement dated as of June 26, 1996 among National Propane, L.P., The First National Bank of Boston, as administrative agent and a lender, Bank of America NT & SA, as a lender, and BA Securities, Inc. as syndication agent.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NATIONAL PROPANE PARTNERS, L.P.

                                          By: NATIONAL PROPANE CORPORATION,
                                              AS MANAGING GENERAL PARTNER

                                          By:      /s/ Ronald R. Rominiecki
                                              __________________________________
                                              Name:  Ronald R. Rominiecki
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

Date: March 28, 1997


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                                 EXHIBIT INDEX

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EXHIBIT NO.                                             DESCRIPTION                                           PAGE NO.
___________   _______________________________________________________________________________________________ _______

    10.1      Consent, waiver and amendment dated November 5, 1996 with respect to (1) the Credit Agreement dated as of June 26, 1996 among National Propane, L.P., The First National Bank of Boston, as
              administrative agent and a lender, Bank of America NT & SA, as a lender, and BA Securities,
              Inc., as syndication agent and (2) the Note Purchase Agreement, dated as of June 26, 1996, among
              National Propane, L.P. and each of the Purchasers listed in Schedule A thereto relating to $125 million aggregate principal amount of 8.54% First Mortgage Notes due June 30, 2010.

    10.2      Second consent, waiver and amendment dated January 14, 1997 with respect to (1) the Credit
              Agreement dated as of June 26, 1996 among National Propane, L.P., The First National Bank of
              Boston, as administrative agent and a lender, Bank of America NT & SA, as a lender, and BA
              Securities, Inc., as syndication agent and (2) the Note Purchase Agreement, dated as of June 26,
              1996, among National Propane, L.P. and each of the Purchasers listed in Schedule A thereto relating to $125 million aggregate principal amount of 8.54% First Mortgage Notes due June 30,
              2010.

    10.3      First Amendment dated as of March 27, 1997 to the Credit Agreement dated as of June 26, 1996 among National Propane, L.P., The First National Bank of Boston, as administrative agent and a lender, Bank of America NT & SA, as a lender, and BA Securities, Inc. as syndication agent.
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